SUMMARY PROSPECTUS	September 28, 2016
APEXcm SMALL/MID-CAP GROWTH FUND (APSGX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.apexcmfund.com. You can also get this information at no cost by calling 888-575-4800 or by sending an email request to fundinfo@ultimusfundsolutions.com. The current Prospectus and SAI, dated September 28, 2016, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The APEXcm Small/Mid-Cap Growth Fund (the “Fund”) seeks to achieve long-term capital growth.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	1.22%
Management Fee Reductions and/or Expense Reimbursements(2)	0.16%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.06%

(1)

“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.

(2)

Fiera Capital Inc. (the “Adviser”) has contractually agreed, until October 1, 2017, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, Acquired Fund Fees and Expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.05% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be paid were incurred. Prior to October 1, 2017, this agreement may not be modified or terminated without the approval of the Fund’s Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until October 1, 2017. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$371	$655	$1,463

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating

Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a diversified portfolio of common stocks of small- and mid-cap growth-oriented companies that are selected for their long-term capital appreciation potential and which are expected to grow faster than the U.S. economy. The Fund considers an issuer to be a small- or mid-capitalization issuer if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized issuers included in the Russell 2500TM Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund may also invest in exchange-traded funds (“ETFs”).

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of small- and mid-cap companies. The Fund may invest up to 15% of its assets in common stocks of foreign small- and mid-companies through the purchase of American Depository Receipts (“ADRs”) and/or foreign domiciled companies listed on U.S. stock exchanges.

In selecting investments for the Fund, the Adviser uses an approach that combines “top-down” secular/macro-economic trend analysis with “bottom-up” security selection. The “top-down” approach takes into consideration factors such as interest rates, inflation, fiscal and monetary policy, global demographic trends, the regulatory environment and other attractive global investment opportunities. Through this “top-down” view, the Adviser seeks to provide a framework for “bottom up” research by identifying sectors, industries and companies that may benefit from the sustainability of the observed trends.

The Adviser then looks to fundamental “bottom-up” research for individual companies that are exhibiting earnings growth potential at different stages of a company’s growth cycle and may benefit from the observed secular/macro trends. The core investments of the Fund typically include more established companies that the Adviser recognizes as “stable growth” companies. Stable growth companies typically provide more stability and consistency in volatile markets and are identified as exhibiting potential earnings acceleration, consistency of earnings, solid fundamentals (e.g., a strong balance sheet, the ability to generate free cash flow), franchise durability and reasonable valuations in the context of projected growth rates. The Fund may also invest in companies that are in the earlier stages of their growth cycle that the Adviser recognizes as “emerging growth” companies. Emerging growth companies typically exhibit more aggressive growth characteristics and may be experiencing a significant positive transformation or a favorable catalyst impacting their long-term earnings potential. Characteristics the Adviser considers in identifying emerging growth companies for the Fund include accelerating revenue growth, strong relative strength, company specific market advantage, or an introduction of a new product line with a large addressable marketplace.

The Fund may sell common stock when the Adviser believes that it has achieved full valuation, the Adviser identifies a more attractive investment, the Fund needs to maintain portfolio diversification, or an individual stock experiences declining fundamentals, negative earnings reports or similar adverse events. In general, once a common stock reaches $12 billion in market capitalization, the Adviser gradually liquidates the position.

PRINCIPAL RISKS

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. The Fund may not be appropriate for use as a complete investment program. The principal risks of an investment in the Fund are described below:

Stock Market Risk. Stock prices are volatile. Stock market risk refers to the risk that the value of stocks in the Fund’s portfolio may decline due to daily fluctuations in the stock market. The Fund’s share price will change daily based on many factors that may generally affect the stock market, including fluctuations in interest rates, national and international economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Small and Mid-Cap Company Risk. Investing in small- and mid-cap companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies. Because small- and mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Therefore, the securities of small- and mid-cap companies may be subject to greater price fluctuations. Small- and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger, more established companies and also may not be widely followed by investors, which can lower the demand for their stock.

Foreign Investment Risk. Investing in foreign securities (i.e., securities issued by companies whose principal business activities are outside the United States), may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities such as individual country, currency exchange, volatility, and liquidity risks.

ETF Risk. Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that the ETF may not be able to replicate exactly the performance of the indices it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Fund may invest can incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable indices or match their performance. To the extent that the Fund invests in ETFs, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such ETF’s advisory fees and operational expenses.

Growth Investing Risk. Growth stocks, which can be priced on future expectations rather than current results, tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in the earnings of their issuers and can be more volatile than the stock of more established issuers.

Investment Style and Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies. The Fund may also underperform versus relevant indices. The Fund’s growth style may go out of favor with investors, negatively affecting the Fund’s performance. In addition, the Adviser may select investments that fail to appreciate as anticipated.

Sector Risk. At times when the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share.

PERFORMANCE SUMMARY

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for one year, five years and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-888-575-4800 or by visiting the Fund’s website at www.apexcmfund.com.

Calendar Year Returns

50%
40%
30%
20%
10%
0%
-10%
36.87%
7.04%
-2.46%
2013
2014
2015

The Fund’s year-to-date return through June 30, 2016 is -3.77%.

Quarterly Returns During This Time Period

Highest	10.14% (quarter ended March 31, 2013)
Lowest	-11.81% (quarter ended September 30, 2015)

Average Annual Total Returns for Periods Ended December 31, 2015	One Year	Since Inception (June 29, 2012)
Return Before Taxes	-2.46%	14.08%
Return After Taxes on Distributions	-2.58%	13.97%
Return After Taxes on Distributions and Sale of Fund Shares	-1.29%	11.11%
Russell 2500TM Growth Index (reflects no deduction for fees, expenses or taxes)	-0.19%	14.53%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

MANAGEMENT OF THE FUND

Fiera Capital Inc. is the Fund’s investment adviser.

Portfolio Manager

Nitin N. Kumbhani is the Vice Chairman and Chief of Growth Equity Strategies of the Adviser and has been responsible for the day-to-day management of the Fund’s portfolio since its inception in June 2012. He is also the Principal Executive Officer of the Fund.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum initial investment in the Fund is $2,500 for accounts.

Minimum Additional Investment

The minimum additional investment in the Fund is $100 for regular accounts ($50 for IRA and UGMA/UTMA accounts).

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the APEXcm Small/Mid-Cap Growth Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-888-575-4800 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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